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                           CANCRO CONSULTANT AGREEMENT

         This Agreement, made and entered on this 25th day of September, 2001 by and between RED BELL BREWING COMPANY, a corporation organized and existing under the laws of the Commonwealth of Pennsylvania (hereinafter referred to as the "COMPANY") party of the first part, and JAMES T. CANCRO, an adult individual resident of Pennsylvania (hereinafter referred to as "Employee"), party of the second part.

         WHEREAS, Company desires to secure from Employee an employment agreement and Employee desires to provide Company with such agreement for consideration.

         NOW THEREFORE, in consideration of the mutual covenants herein contained, the parties hereto, intending to be legally bound, agree as follows:

 1.      POSITION

         A. Position Description: Employee agrees to be engaged by Company as a Brewery and Production Engineer consultant and to serve as a Director on the Company's Board of Directors. Employee agrees to provide the below described services to
                  Company:

         B. Employee's Efforts and Availability: Consultant agrees to devote 10% of his business time, attention and efforts to carrying out the business of the Company and promoting and furthering the business of the Company. Consultant shall assist the Company in the design, engineering, purchase and installation of all brewery or brewpub related brewing equipment. Consultant shall assist the Company in recipe formulation, product quality assurance and standard operating procedure controls.

 2.      TERM

         This Agreement shall be effective when signed by the parties hereto and shall remain effective for a term of five (5) years or unless sooner terminated by Employee or by Company for good cause as defined in paragraph 5.

 3.      COMPENSATION

         Company shall compensate Employee for his services (as described in Paragraph 1 above entitled POSITION) as follows:

         A. Stock: Company shall issue to Employee, on the first business day of each calendar year that this agreement is in place (the first such year being January 1, 2002), 65,000 registered options for Company stock with a strike price of 10 cents.

4.       GUARANTEE OF COMPANY REGARDING SUCCESSOR COMPANY

         A. In addition to the corporation's ongoing obligation to continue to cause the options of the employee to vest even after the termination of Employee's employment, the Corporation hereby represents to and covenants with the Employee that it shall guarantee that the terms of this Agreement shall survive any transfer of ownership or control of the Company such that this Agreement shall also apply to and bind each and every successor entity of the Company.
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5.       DEFAULT/REMEDIES

         A. In the event of any breach of this Agreement, the Employee shall have full rights to injunctive relief and an equitable accounting of all diminution of salary, stock or benefits arising out of such a violation, in addition to any other existing rights, including the right to attorneys' fees and costs expended to enforce the terms of this Agreement and interest thereon, without requirement of posting bond. The occurrence of any of the following events shall constitute a breach and shall therefore permit the non-breaching party, at its option and without prejudice to any other rights or remedies provided for hereunder, or by law or equity, to terminate this Agreement:


                  1. If Employee violates any law, ordinance, rule or regulation of a governmental agency in connection with the performance of his employment responsibilities hereunder (misdemeanors and traffic violations excepted);

                  2. Gross breach of any of Employee's obligations of employment and/or failure to carry out the duties assigned to him. Mere negligence shall not suffice;

                  3.       Breach of any of Company's obligations hereunder;

                  4.       Arrest or conviction of Employee for Theft;

                  5.       Use by Employee of any prohibited substances;

                  6.       Conviction by Employee of any felony;

                  7. If either party violates any other term or condition of this Agreement and fails to cure such violation within thirty (30) days after written notice from the non-breaching party requiring the allegedly violating party to cure same.

6.       TERMINATION

           This Agreement may be terminated at any time upon one month's notice by the Employee. It may only be terminated by the Company for good cause. In the event the Company terminates the agreement, the Employee shall continue to receive all of the Salary described in Paragraph 3a. However, if the Consultant shall terminate this Agreement or fail materially to perform under this Agreement, then, the Salary so defined in Paragraph 3a shall be paid only in the amount earned by the date of resignation.




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         If the Company shall terminate the Employee and it is judicially determined that said termination does not meet the standard of "good cause" then the Company shall reimburse the Employee all fees, including attorney's fees, and costs incurred by the Employee in a suit based upon said termination.

         If the Employee shall terminate his employment, then he shall be prohibited from competing with the Company within the industry or similar type wihin a radius of 75 miles from the nearest Company property following such termination for a period of one year.

7.       APPLICABLE LAW

         The terms and provisions of this contract shall be construed in accordance with the substantive law of the Commonwealth of Pennsylvania.

8.       ASSIGNMENT

         Neither this Agreement nor the rights or obligations of a party hereto may be assigned or alienated in whole or in part without the express written consent of all parties. This Agreement shall be binding and shall inure to the benefit of the parties hereto and their successors and assigns.

9.       WAIVER

         The failure of either party to insist on performance of any provision of this Agreement shall not be construed as a waiver of that provision in any later instance.


10.      MODIFICATION

         This Agreement may not be modified or terminated orally. No claimed modification, termination or waiver of any of its provisions shall be valid UNLESS in writing signed by a duly authorized representative of Company.

11.      NOTICES

         Unless otherwise specifically provided hereunder, any notice, consent or other communication required or permitted to be given by any provision of this Agreement shall be in writing and shall be deemed to have been duly and properly given or served for any purpose only if delivered personally with receipt acknowledged or sent by registered or certified mail, return receipt requested, postage and charges prepaid and addressed to the appropriate party, or via facsimile, with the sending facsimile machine printing a journal evidencing receipt by the receiving facsimile, as follows:

                                 If to COMPANY:

                            Red Bell Brewing Company
                               3100 Jefferson St.
                             Philadelphia, PA 19121


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                                 If to EMPLOYEE:
                                  James Cancro
                             927 B Hardcock Street
                             Philadelphia, PA 19123


         The above-designated address for each party may be changed by written notification to the other party.

12.      CAPTIONS

         The captions of the Paragraphs and Subparagraphs of this Agreement are for convenience of reference only and shall not affect in any way the meaning or interpretation of this Agreement or any of the provisions hereof.

13.      SEVERABILITY

         If any term, condition, clause or provision of this Agreement shall be determined or declared to be void or invalid in law or otherwise, then only that term, condition, clause or provision shall be stricken from this Agreement and in all other respects this Agreement shall be valid and continue in full force, effect and operation. Likewise, the failure of any party to meet its obligations under any one or more of the Paragraphs herein, with the exception of the satisfaction of the conditions precedent, shall in no way avoid or alter the remaining obligations of the parties.

14.      INTEGRATION

         This document is intended by the parties as the final written expression of the terms included herein and is the complete and exclusive statement of their Agreement on the subjects governed hereby. There are no representations or warranties other than those expressly set forth herein. These terms may not be contradicted by evidence of any prior Agreement or of a contemporaneous oral Agreement and may only be explained or supplemented by a writing signed by an authorized representative of both parties.


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      IN WITNESS WHEREOF, each of the parties has executed this Agreement and caused its respective seal to be affixed the day and year first above written.

                                   CONSULTANT:

WITNESS:

/s/ Martin Spellman                    /s/ James Cancro
-------------------------              ----------------------------------
Name:                                  Name:  James Cancro
Address:


WITNESS:                               Red Bell Brewing Company


/s/ Michael Farrell                By: /s/ James R. Bell
--------------------------             ----------------------------------
Name:                                  Name:  James R. Bell
Title:                                 Title: President